                                                                  EXHIBIT 10.24


                  COMPROMISE, SETTLEMENT AND RELEASE AGREEMENT

         This Settlement and Release Agreement ("Settlement Agreement") is entered into as of this 25th day of October, 2000, by and between Edwards Lifesciences LLC, ("Edwards"), Baxter Healthcare Corporation ("Baxter"), LaserSight Patents, Inc. ("LaserSight"), and The Spectranetics Corporation ("Spectranetics").

                                    RECITALS

         A. On or about August 6, 1999, Baxter initiated a lawsuit in the United States District Court for the District of Delaware entitled Baxter Healthcare Corporation v. The Spectranetics Corporation, Case No. 99-512-RRM seeking damages and injunctive relief for infringement of U.S. Patent No. 4,784,135 to Blum et al (the "Blum patent"), U.S. Patent No. 4,686,979 to Gruen et al (the "Gruen patent"), and U.S. Patent No. 4,891,818 to Levatter. On December 17, 1999, pursuant to agreement among the parties, Baxter filed a Second Amended Complaint in that matter to include LaserSight and AccuLase, Inc. as plaintiffs.

         B. On January 7, 2000, Spectranetics brought counterclaims in the same matter seeking declaratory relief on antitrust violations, interference with existing relationships and prospective economic advantage, and misuse of confidential information. (The claims and counterclaims described in these recitals A and B are referred to herein as the "Litigation.")

         C. On March 15, 2000, Baxter assigned to Edwards all its interest in the license agreements to the patent in suit and in the Litigation. Since that date, Edwards has directed Baxter's attorneys in their conduct of the Litigation and assumed the role of successor in interest to Baxter in connection with the Litigation and the right in dispute therein.

         D. By agreement dated October 25, 2000, a copy of which is attached hereto as Exhibit A, the parties resolved the claim of infringement of U.S. Patent No. 4,891,818 and agreed to the dismissal of all claims and counterclaims respecting this patent and to the dismissal from the litigation of plaintiff and counterdefendant AccuLase, Inc.

         E. The parties hereto now desire to compromise and settle all matters and controversies still outstanding between them, including, but not limited to, all causes of action arising under the facts, claims and defenses set forth by the parties in the Litigation or the conduct of the Litigation, and to release one another from any and all obligations arising under, out of, or in any manner connected with said facts, claims, defenses or conduct.

                                    AGREEMENT

         THEREFORE, in consideration of the foregoing facts and the promises and mutual covenants contained herein and in the attached patent license agreement, the parties, and each of them, subject to all of the terms, conditions and matters hereof, agree as follows:



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1. RELEASE OF SPECTRANETICS. LaserSight, Baxter, and Edwards, for themselves and their shareholders, agents, employees, directors, officers, predecessors, successors, and assignees, hereby releases and forever discharges, Spectranetics and all present or former agents, employees, directors, officers, predecessors, successors, and assignees of Spectranetics, of and from any and all claims, debts, defenses, liabilities, costs, attorneys' fees, actions, suits at law or equity, demands, contracts, expenses, damages, whether general, special punitive, exemplary, contractual or extra contractual, and causes of action of any kind and nature which LaserSight, Baxter, or Edwards may have against Spectranetics and/or any present or former agents, employees, directors, officers, predecessors, successors, and assignees of Spectranetics including, but not limited to those claims asserted in and/or arising out of, directly or indirectly, or in any other way connected with the Litigation or other proceedings connected therewith.

2. RELEASE OF LASERSIGHT, BAXTER, AND EDWARDS BY SPECTRANETICS. Spectranetics, for itself and its shareholders, agents, employees, directors, officers, predecessors, successors, and assignees, hereby releases and forever discharges each of LaserSight, Baxter, and Edwards and all present or former agents, employees, directors, officers, predecessors, successors, and assignees of said released parties, of and from any and all claims, debts, defenses, liabilities, costs, attorneys' fees, actions, suits at law or equity, demands, contracts, expenses, damages, whether general, special, punitive, exemplary, contractual or extra contractual, and causes of action of any kind and nature which Spectranetics may now have against said released parties and/or any present or former agents, employees, directors, officers, predecessors, successors, and assignees of said released parties including, but not limited to those claims asserted in and/or arising out of, directly or indirectly, or in any other way connected with the Litigation or other proceedings connected therewith.

3. SETTLEMENT PAYMENTS.

                  (a) Spectranetics agrees to pay to Edwards the sum of [*] payable as follows:

                  (i) [*] concurrently with the execution of this agreement;

                  (ii)     [*] on or before November 1, 2001; and

                  (iii)    [*],on or before November 1, 2002.

                  (b) In the event that any amount payable under this Agreement is not paid by the date payment is due, [*].

4. DEFAULT. In the event Spectranetics defaults in its obligation to pay any of the sums payable under Paragraph 3 ("Default"), Spectranetics shall have ten
(10) calendar days to cure the Default (the "Grace Period"), after Spectranetics' receipt of written notice of the Default sent via certified mail to both Spectranetics and its counsel, Terrance Rader, as the following addresses:

         The Spectranetics Corporation
         Attention:  The President
         96 Talamine Ct.
         Colorado Springs, CO 80907-5176
         Telephone:  (800) 633-0960


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         and

         Terrance Rader, Esq.
         Rader, Fishman & Grauer
         39533 Woodward, Suite 140
         Bloomfield Hills, MI 48304
         Telephone:  (248) 594-0600

         Notwithstanding Paragraph 20 below, in the event that the Default is not cured, after proper notice, within the Grace Period, then the License Agreement attached hereto shall automatically terminate, at which time Edwards shall obtain judgment and entry of judgment for default of the Settlement Agreement as follows:

                  (a) Damages for breach of the Settlement Agreement in the amount of [*]. Edwards shall give Spectranetics ten (10) days written notice that it is seeking damages for Default, but Spectranetics expressly waives any right to raise any issue or defense to entry of judgment other than the amount of damages claimed by Edwards, or improper notice of Default and/or lack of opportunity to cure within the Grace Period.

                  (b) [*]

         The United States District Court for the District of Delaware shall retain jurisdiction of this case to enforce the terms of the Settlement Agreement in the event of a Default as set forth in this Paragraph 3.

5. LICENSE AGREEMENT. Concurrently with the execution of this Settlement Agreement, Edwards and Spectranetics will execute a patent license agreement in substantially the form attached hereto as Exhibit B (the "License Agreement").

6. TRANSFER OF CVX-300 LASERS. Immediately upon execution of this Agreement, Spectranetics may collect from the United States Surgical Corporation warehouse in Norfolk, Connecticut, fifteen (15) CVX-300 lasers belonging to Edwards, identified in the bill of sale attached hereto as Exhibit C.

7. RELEASE OF UNITED STATES SURGICAL CORPORATION CLAIM. Concurrently with the execution of this agreement, Edwards shall deliver to Spectranetics a release to the benefit of Spectranetics of United States Surgical Corporation's claim described in the notice letter from counsel for United States Surgical Corporation to Joe Largey, CEO of Spectranetics, dated October 6, 2000.

8. DISMISSAL OF LITIGATION. Upon execution of this Agreement, the parties shall execute and Edwards shall promptly file with the United States District Court for the District of Delaware a stipulated dismissal with prejudice in the form attached hereto as Exhibit D.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9. CHALLENGES TO VALIDITY, ENFORCEABILITY OR INFRINGEMENT. The parties desire this Settlement Agreement and the License Agreement attached hereto to be a complete and final disposition of all disputes between the parties respecting the validity, enforceability, and infringement of the Blum and Gruen patents. Accordingly, Spectranetics now expressly waives any right it might otherwise have to contest in any judicial, administrative or other forum the validity or enforceability of the Blum or Gruen patent or that the combination of the Spectranetics model CVX-300 laser with the Spectranetics laser angioplasty catheters and laser lead removal catheter sleeves or their use in their intended manner infringe.

10. NO ADMISSION OF LIABILITY. This Settlement Agreement is entered into by the parties solely for the purpose of compromising and settling the matters in dispute between them. Neither this Settlement Agreement nor any of the agreements attached hereto constitute an admission by any party of the truth or validity of any claims, defenses, or contentions advanced by any party in the Litigation.

11. ATTORNEYS' FEES. Each party shall bear its own costs and attorneys' fees incurred with respect to the Litigation.

12. CHOICE OF LAW. This Settlement Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

13. SEVERABILITY. If any provision of this Settlement Agreement is adjudicated to be invalid, unenforceable or void for any reason whatsoever, each such provision shall be severed from the remaining provisions and shall not affect the validity or enforceability of such remaining provisions.

14. CONFIDENTIALITY. The parties, and each of them, and their counsel agree not to publish or disclose the terms and conditions in this Settlement Agreement except with the prior written permission of the other parties hereto and/or as required by law or a court of competent jurisdiction. Each party may issue a press release regarding settlement of the Litigation within ten (10) business days of execution of this Settlement Agreement.

15. CONSTRUCTION. This Settlement Agreement and the agreements attached hereto shall be construed as if all parties, and each of them, jointly prepared each part, and any uncertainty or ambiguity shall not be interpreted against any one party.

16. EXECUTION OF COUNTERPARTS. This Settlement Agreement may be executed in any number of counterparts. All of such counterparts together shall constitute one document at such time the counterparts are executed, which shall, in total, contain the signatures of all the parties hereto.

17. MODIFICATIONS. This Settlement Agreement shall not be modified by any party by any representation made before or after the execution of this Settlement Agreement. All modifications must be in writing and signed by the parties and each of them.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

18. ENTIRE UNDERSTANDING. This Settlement Agreement and the agreements attached hereto contain the entire understanding and agreement between the parties with respect to the matters referred to herein. No other representations, covenants, undertakings, or other prior or contemporaneous agreements, oral or written, respecting such matters, which are not specifically incorporated herein, shall be deemed in any way to exist or bind any of the parties. The parties, and each of them, acknowledge that they have not executed this Settlement Agreement in reliance on any such promise, representation or warranty.

19. AUTHORITY OF SIGNATORIES. The undersigned acknowledge and represent that they are duly authorized to execute this Settlement Agreement on behalf of themselves and/or the party they represent. Further, this parties represent that they have not assigned or transferred, to any person or entity, any claim or any portion thereof, or interest therein, pertaining to the Litigation, and agree to indemnify, defend and hold one another harmless from and against any and all claims, based on or arising out of any such assignment or transfer, or purported assignment or transfer, of any claims or any portion thereof or interest therein.

20. ARBITRATION.

                  (a) Agreement to Arbitrate. Except as provided in Paragraph 4 above, all disputes arising out of or in connection with the execution, interpretation, or performance of this Settlement Agreement shall, to the fullest extent permitted by law, be solely and finally settled by binding arbitration. The arbitration proceedings shall be held in Delaware and, except as otherwise provided by this Paragraph 20, shall be conducted pursuant to and in accordance with the commercial arbitration rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA").

                  (b) Notice of Arbitration. If any party determines to submit a dispute to arbitration pursuant to this Paragraph 20, such party shall furnish the AAA and the other parties with a dated, written statement indicating (i) such party's intent to commence arbitration proceedings pursuant to this Paragraph 20, (ii) the name and address of such party and a designated officer or agent thereof, (iii) the nature, with reasonable detail, of the dispute, (iv) the remedy such party will seek, and (v) any other information required under the Arbitration Rules.

                  (c) Selection of Arbitrator. The arbitrator, who shall be selected in accordance with the procedures of the AAA, shall be a retired or former judge who presided in a court located in the State in which the arbitration is conducted.

                  (d) Award Final. To the extent permissible under applicable law, the parties hereto agree that the award of the arbitrator shall be final and shall not be subject to judicial review, except as permitted by Delaware law. Judgment on the arbitration award may be entered and enforced in any court having jurisdiction over the parties or their assets. It is the intent of the parties that the arbitration provisions hereof be enforced to the fullest extent permitted by applicable law.

                  (e) Availability of Injunctive Relief. Except as provided in Paragraph 4 above, any party hereto may a court of competent jurisdiction to grant provisional injunctive relief to such party solely for the purpose of maintaining the status quo until an arbitrator can


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

render an award on the matter in question and such award can be confirmed by a court having jurisdiction thereof.

                                    LASERSIGHT PATENTS, INC.



DATED:  October 27, 2000            By:      /s/
                                         ---------------------------------------




DATED:  October 26, 2000            By:      /s/
                                         ---------------------------------------

                                    EDWARDS LIFESCIENCES LLC



DATED:  October 25, 2000            By:      /s/ Bruce P. Garren
                                         ---------------------------------------

                                    THE SPECTRANETICS CORPORATION



DATED:  October __, 2000            By:      /s/ Joseph A. Largey
                                         ---------------------------------------
APPROVED AS TO FORM:

                                    GIBSON, DUNN & CRUTCHER LLP



DATED:  October __, 2000            By:      /s/ A. James Isbester
                                         ---------------------------------------
                                    A. James Isbester

                                    Attorneys for Baxter Healthcare Corporation and Edwards Lifesciences LLC

                                    MORRIS, NICHOLS, ARSHT & TUNNELL



DATED:  October __, 2000            By:      /s/ Donald F. Parson
                                         ---------------------------------------
                                             Donald F. Parson, Jr.

                                    Attorneys for LaserSight Patents, Inc.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    RADER, FISHMAN AND GRAUER PLL



DATED:  October __, 2000            By:      /s/ Terrance Rader
                                         ---------------------------------------
                                             Terrance Rader
                                    Attorneys for the Spectranetics Corporation














[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                              SETTLEMENT AGREEMENT

         Baxter Healthcare Corporation, a Delaware corporation, Edwards LifeSciences LLC, a Delaware Limited Liability corporation, and AccuLase, Inc., a California corporation, (collectively "plaintiffs") on the one hand and The Spectranetics Corporation, a Delaware corporation, (defendant") on the other, enter into this Settlement Agreement ("Agreement").

                                    RECITALS

         A. Plaintiffs and defendants are parties to the action Baxter Healthcare Corporation, et al. v. Spectranetics Corporation, District Delaware CA No. 99-512RRM (the Litigation").

         B. In the Litigation, plaintiff asserts that lasers, in particular the CVX-300 laser, manufactured, used and distributed by defendant infringe U.S. Patent No. 4,891,818 issued January 2, 1990 to Jeffrey L. Levattar (the "'818 Patent"). Defendant denies it infringes and asserts that the patent is invalid and unenforceable. Plaintiff's deny that the patent is invalid or unenforceable.

         C. The parties desire to settle their dispute regarding the `818 patent pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

         Now therefore the parties mutually agree as follows:

         1. Plaintiffs, on behalf of themselves, their past and present agents, officers, directors, employees, shareholders, subsidiaries, successors, and assigns covenant that plaintiffs and each of them will not, at any time hereafter, imitate, assign, maintain, or prosecute any claim, demand, or cause of action for infringement of `818 patent by any laser defendant sells or has sold commercially either currently or in the past. This covenant shall run to the benefit of defendant, defendant's past and present agents, officers, directors, employees, shareholders, subsidiaries, successors, or assigns, defendant's customers or anyone using any of defendant's past or present products.

         2. Plaintiffs withdraw their claim of patent infringement set forth in the First Cause of Action of Litigation and defendant withdraws its counterclaim that the `818 patent is not infringed, invalid, or unenforceable as set forth in the First Counterclaim for Relief in the Litigation.

         3. Contemporaneously with the execution of this Agreement, each party shall cause its counsel of record in the Litigation to execute the form of Stipulation attached hereto as Exhibit A and counsel for plaintiffs shall then file said executed Stipulation with the Court in which the Litigation is pending.

         4. Nothing herein shall be deemed to constitute a release by defendant of any claim or counterclaim it may have arising from the assertion of the '818 patent against defendant. Nor shall the execution of this Agreement or the attached Stipulation impair in any manner the right of any party to proceed with any other claim or portion of a claim currently pending in this


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

action. In particular, the dismissals of paragraph 1 and 2, above, shall not impair the right of Spectranetics to pursue its Second Counterclaim for Relief on any or all grounds applicable or of plaintiffs' right to defend against any such claim on any or all grounds applicable.

         5. The parties hereto agree and acknowledge that the covenants and other consideration of this Agreement, as well as the execution of the Agreement itself, shall not be construed to be an admission as to the merits or lack of merits of the parties' respective positions with respect to the `818 patent.

         6. This Agreement and the accompanying Stipulation represent and contain the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supercedes any and all prior oral and written agreements and understandings. No representation, warranty, condition, understanding or agreement of any kind with respect to the subject matter shall be relied upon by the parties except those contained herein. This Agreement may not be amended or modified except by an agreement signed by the party against whom enforcement of any modification or amendment is sought.

         7. In entering into this Agreement, the parties each acknowledge and represent that they have sought and obtained the legal advice of their attorneys, who are the attorneys of their own choice. They further represent that the terms of this Agreement have been completely read by them, and that those terms are fully understood and voluntarily accepted by them.

         8. This Agreement shall be binding upon and inure to the benefit of the parties' respective legal heirs, successors and assigns.

         9. This Agreement shall remain strictly confidential. Each signatory to this Agreement individually covenants not to disclose the terms of this Agreement to any third party, except as may be required by a party's accountants or insurers, or as required by law, without the written consent of the other parties.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         10. This Agreement shall be governed by and construed according to the laws of the State of Delaware applicable to contracts executed in the State of Delaware.

October 17, 2000                     BAXTER HEALTHCARE CORPORATION



                                          /s/
                                     -------------------------------------------



October 4, 2000                      EDWARDS LIFESCIENCES, LLC



                                     By:             /s/ Donald Bobo
                                          --------------------------------------
                                                         Donald Bobo
                                               Director, Business Development



September __, 2000                   ACCULASE, INC.



                                     By:             /s/ Jeffrey O'Donnell
                                          --------------------------------------
                                                         Jeffrey O'Donnell
                                                      Chief Executive Officer



September __, 2000                   THE SPECTRANETICS CORPORATION



                                     By:             /s/ Joseph Largey
                                          --------------------------------------
                                                         Joseph Largey
                                          President and Chief Executive Officer



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                            PATENT LICENSE AGREEMENT

         This Patent License Agreement ("License Agreement") is entered into as of this 25th day of October, 2000, by and between Edwards Lifesciences LLC, ("Edwards") and The Spectranetics Corporation ("Spectranetics").

                                    RECITALS

         A. Edwards is the exclusive licensee of U.S. Patent No. 4,784,135 to Blum et al (the "Blum patent"), in the area of cardiovascular applications with the right to grant sublicenses there under within this field. The Blum patent expires seventeen (17) years from its date of issue, which is November 15, 2005.

         B. Edwards is the exclusive licensee of U.S. Patent No. 4,686,979 to Gruen et al (the "Gruen patent"), with the right to grant sublicenses thereunder. The Gruen patent expires 17 years from its date of issue, which is August 18, 2004.

         C. Spectranetics wishes to obtain a right to practice the inventions of the Blum and Gruen patents and Edwards is willing to grant Spectranetics sublicenses to these patents.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agrees as follows:

1. DEFINITIONS

         "DISPOSABLE" shall mean apparatus comprised, at least in part, or one of more optical fibers, that is or may be coupled to a LASER, as hereinafter defined, to guide the light emitted from that LASER to a treatment location within a human or animal body. Such apparatus shall fall within the definition of DISPOSABLE irrespective of whether it is intended for use in more than one procedure.

         "EDWARDS" means Edwards Lifesciences, LLC, a Delaware limited liability company, its divisions and any subsidiary in which it, directly or indirectly holds a controlling interest. For the purposes of this definition, a controlling interest shall be one sufficient to allow appointment of the majority of the Board of Directors or other controlling body.

         "EDWARDS PATENTS" means: United States letters patent and foreign industrial property affording comparable rights which, as of the Effective Date and during the term of this Agreement, EDWARDS owns or controls, or under which EDWARDS has the right to grant licenses of the scope herein granted. Notwithstanding the above, the term EDWARDS PATENTS does not include patents under which EDWARDS paid or is obligated to pay royalties or other consideration to a third party or parties other than employees of EDWARDS.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         "EFFECTIVE DATE" means October 1, 2000.

         "LASER" shall mean any source of amplified, coherent light having a wavelength between 100 and 400 nanometers.

         "LICENSED EDWARDS PATENTS" means the Blum and Gruen patents and any divisions, reissues, continuations, continuations in part, renewals, and extensions of any of these patents.

         "LICENSED PRODUCTS" means LASERS, DISPOSABLES.

         "SPECTRANETICS" means The Spectranetics Corporation, a Delaware corporation, its divisions and any subsidiary in which it, directly or indirectly holds a controlling interest. For the purposes of this definition, a controlling interest shall be one sufficient to allow appointment of the majority of the Board of Directors or other controlling body.

         "SPECTRANETICS PATENTS" means: United States letter patent and foreign industrial property affording comparable rights which, as of the Effective Date and during the term of this Agreement, SPECTRANETICS owns or controls, or under which SPECTRANETICS has the right to grant licenses of the scope herein granted. Notwithstanding the above, the term SPECTRANETICS PATENTS does not include patents under which SPECTRANETICS paid or is obligated to pay royalties or other consideration to a third party or parties other than employees of SPECTRANETICS.

2. RELEASE

         Subject to the obligation of SPECTRANETICS to make the payments as specified in Compromise, Settlement and Release Agreement to which this License Agreement is attached, Edwards hereby releases SPECTRANETICS and all purchasers and users of LICENSED PRODUCTS acquired, mediately or immediately, from SPECTRANETICS from all claims, demands and rights of action which EDWARDS may have on account of any infringement or alleged infringement of LICENSED EDWARDS PATENTS by the manufacture, use, or sale or other disposition of LICENSED PRODUCTS, which, prior to the Effective Date hereof were manufactured, used, sold, or otherwise disposed of by SPECTRANETICS.

3. LICENSE

         3.1 Subject to the obligation of SPECTRANETICS to pay the royalties specified in Article 4, hereof, EDWARDS hereby grants to SPECTRANETICS a non-exclusive, worldwide license, without the right to sublicense, to make, have made, use, import, sell, offer for sale, or otherwise dispose of LICENSED PRODUCTS, and to practice any method or process involved in the manufacture, testing or use thereof, under the LICENSED EDWARDS PATENTS.

         3.2 EDWARDS makes no warranty that the manufacture, use or sale of LICENSED PRODUCTS by SPECTRANETICS will not infringe patent or other intellectual property rights of third parties.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         3.3 Neither party makes any representation nor assumes any responsibility or obligation regarding the scope, validity, or enforcement or any of their respective PATENTS and the amount of any compensation heretofore paid by SPECTRANETICS hereunder shall not be affected thereby.

4. ROYALTIES

         4.1 In consideration of the license granted to SPECTRANETICS with respect to the LICENSED EDWARDS PATENTS, SPECTRANETICS shall pay to EDWARDS the following royalties:

                  (a)      [*]; and

                  (b)      [*]

         4.2 [*]

         4.3 In the event that all of the claims of the Gruen patent or all of the claims of the Blum patent are declared invalid by judgment of a court of competent jurisdiction that becomes final beyond further appeal, [*]. In the event that all of the claims of the Gruen patent and all of the claims of the Blum patent are declared invalid by judgment of a court of competent jurisdiction that becomes final beyond further appeal, [*].

         4.4 [*]

5. ACCOUNTING AND PAYMENT

         5.1 SPECTRANETICS shall provide written statements to EDWARDS within ninety (90) days after the end of each quarter year ending the last day of March, June, September and December of each year during the Term of this Agreement (as hereafter defined), setting forth in each such statement: an identification by product of the LICENSED PRODUCTS sold or otherwise disposed of during the period to which the statement relates and upon which royalties are payable as provided in subparagraph 4(a) above; the total unit numbers for such sales; the NET SALES amount of LICENSED PRODUCTS; and the amount of the royalty due. SPECTRANETICS shall also make such a written statement to EDWARDS within thirty (30) days after the date of expiration or any termination of this Agreement. Payment of the royalty due shall accompany each statement provided for herein.

         5.2 SPECTRANETICS shall keep true and accurate records and books of account showing the quantity of all LICENSED PRODUCTS sold or otherwise disposed of under this License Agreement, and such records shall be in sufficient detail to enable the royalties payable to EDWARDS to be ascertained. EDWARDS shall have the option and right at any reasonable time to commission an independent third party agreeable to SPECTRANETICS to examine and audit such records and books of account to the extent necessary to verify the statements provided for in Paragraph 5.1, above, such examination to be made at the expense of EDWARDS. SPECTRANETICS' agreement to such independent third party auditor shall not be unreasonably withheld.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         5.3 In the event that any amount payable under this License Agreement is not paid by the date payment is due, [*]. In the event that such late payment results from an audit performed under Paragraph 5.2, above, then SPECTRANETICS [*].

6. COVENANT NOT TO SUE

         6.1 In consideration of the foregoing licenses, SPECTRANETICS hereby covenants that it will not initiate or cause to be initiated against EDWARDS, EDWARDS' customers, or any party working in privity with EDWARDS any claim of infringement of any of the SPECTRANETICS PATENTS arising out of activity of EDWARDS in the field of transmyocardial revascularization or percutaneous transmyocardial revascularization. This covenant not to sue shall survive termination of this License Agreement, is binding upon any successors to substantially all the assets of the EDWARDS' transmyocardial revascularization program.

         6.2 EDWARDS hereby covenants that it will not initiate or cause to be initiated against SPECTRANETICS, SPECTRANETICS' customers, or any party working in privity with SPECTRANETICS any claim of infringement of any of the EDWARDS PATENTS arising out of activity of SPECTRANETICS in the use, manufacture, or sale of excimer laser except in the field of transmyocardial revascularization or percutaneous transmyocardial revascularization. This covenant not to sue shall survive termination of this License Agreement, is binding upon any successors or assigns to the EDWARDS PATENTS, and runs to the benefit of any successor to substantially all the assets of SPECTRANETICS.

7. TERM AND TERMINATION

         7.1 Unless previously terminated in accordance with any of the following provisions of this Article 4, this Agreement shall continue in full force and effect until the expiration of the last to expire of the EDWARDS PATENTS.

         7.2 In the event that either party fails or becomes unable to substantially perform the obligations or undertakings to be performed by it under this Agreement and such default or inability is not cured within thirty
(30) days after notice specifying the nature of the default, then the other party shall have the right to terminate this Agreement.

         7.3 In the event that SPECTRANETICS defaults in its obligation to pay any of the sums payable under Paragraph 3 of the Settlement Agreement, this License Agreement shall automatically terminate.

8. NOTICES

         Any notice of communications required or permitted to be given hereunder shall be in writing and shall be addressed, in the case of SPECTRANETICS to:

         The Spectranetics Corporation
         Attention:  The President
         96 Talamine Ct.
         Colorado Springs, CO 80907-5186
         Telephone:  (800) 633-0960



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         and in the case of EDWARDS to:

         Edwards Lifesciences, LLC
         Attention:  The General Counsel
         One Edwards Way
         Irvine, CA 92614
         Telephone:  (800) 424-3278

or to such other address or addresses as either of these companies may from time to time designate as its address by notice in writing to the other. All notices so addressed are effective when received.

9. ASSIGNMENT OF AGREEMENT

         Neither this Agreement nor any rights or licenses granted or extended hereunder may be assigned, extended or otherwise transferred by either of the parties hereto, nor shall they inure to the benefit of any trustee in bankruptcy, receiver or other successor of such party, whether by operation of law or otherwise, without the written consent of the other party, except that all rights and obligations under this Agreement may be assigned in their entirety to the successor to substantially all the business or assets of a party to which this Agreement pertains, provided that such successor accepts the assignment in writing.

10. APPLICABLE LAW

         This Agreement shall be construed and the legal relations between the parties hereto shall be determined in accordance with the laws of the State of Delaware.

11. CONFIDENTIALITY

         The parties hereto shall keep the terms of this Agreement confidential and shall neither disclose now or hereafter, the terms of this Agreement to any third party except:

                  (i) to any court or governmental body or agency compelling such disclosure, but only to the extent so compelled; or

                  (ii) as otherwise may be required by any law and the rules or regulations promulgated under such law; or

                  (iii) either party may convey to third parties that this Agreement exists, and the fact that a patent license has been entered into between SPECTRANETICS and EDWARDS; provided that the compensation amount not be disclosed.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12. ARBITRATION

         (a) Agreement to Arbitrate. All disputes arising out of or in connection with the execution, interpretation, or performance of this License Agreement shall, to the fullest extent permitted by law, be solely and finally settled by binding arbitration. The arbitration proceedings shall be held in Delaware and, except as otherwise provided by this Paragraph 12, shall be conducted pursuant to and in accordance with the commercial arbitration rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA").

         (b) Notice of Arbitration. If any party determines to submit a dispute to arbitration pursuant to this Paragraph 12, such party shall furnish the AAA and the other parties with a dated, written statement indicating (i) such party's intent to commence arbitration proceedings pursuant to this Paragraph 12, (ii) the name and address of such party and a designated officer or agent thereof, (iii) the nature, with reasonable detail, of the dispute, (iv) the remedy such party will seek, and (v) any other information required under the Arbitration Rules.

         (c) Selection of Arbitrator. The arbitrator, who shall be selected in accordance with the procedures of the AAA, shall be a retired or former judge of who presided in a court located in the State in which the arbitration is conducted.

         (d) Award Final. To the extent permissible under applicable law, the parties hereto agree that the award of the arbitrator shall be final and shall not be subject to judicial review, except as permitted by Delaware law. Judgment on the arbitration award may be entered and enforced in any court having jurisdiction over the parties or their assets. It is the intent of the parties that the arbitration provisions hereof be enforced to the fullest extent permitted by applicable law.

         (e) Availability of Injunctive Relief. Any party hereto may request a court of competent jurisdiction to grant provisional injunctive relief to such party solely for the purpose of maintaining the status quo until an arbitrator can render an award on the matter in question and such award can be confirmed by a court having jurisdiction thereof.

13. ENTIRE AGREEMENT AND AMENDMENTS

         This instrument contains the entire and only agreement between the parties respecting the subject matter hereof and supersedes and cancels all previous negotiations, agreements, commitments and writings in respect thereto. This Agreement may not be amended, supplemented, released, discharged, abandoned, changed or modified in any manner, orally or otherwise, except by an instrument in writing of concurrent or subsequent date signed by duly authorized officers or representative of each of the parties hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in duplicate, on the date first written above, by its duly authorized officers or representatives.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THE SPECTRANETICS CORPORATION        EDWARDS LIFESCIENCES, LLC



By:      /s/ Joseph A. Largey        By:      /s/ Bruce P. Garren
     ----------------------------         --------------------------------------
Name:                                Name:  Bruce P. Garren
       --------------------------           ------------------------------------
Title:                               Title:   Corporate V.P. and General Counsel
        -------------------------            -----------------------------------
Date:                                Date:    October 25, 2000
       --------------------------           ------------------------------------






[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT C








[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    Exhibit C

                                  BILL OF SALE

1. DEFINITIONS.

         All capitalized terms not defined herein shall have the meanings ascribed to them in that certain Settlement and Release Agreement (the "Agreement") of even date herewith, by and between Edwards Lifesciences LLC ("Seller"), Baxter Healthcare Corporation, LaserSight Patents, Inc., and The Spectranetics Corporation ("Buyer").

2. BILL OF SALE.

         Pursuant to the Agreement and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby grants, sells, conveys, transfers, assigns and delivers to Buyer all of its right, title and interest to the CVX-300 Lasers described in Schedule 1 attached hereto.

         The sales and assignments hereunder are made in accordance with and subject to the representations, warranties, covenants, and provisions contained in the Agreement.

         This instrument shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts-of-laws principles.

         1N WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the 25th day of October 2000.

                                       Edwards Lifesciences LLC



                                       By:          /s/ Bruce P. Garren
                                            ------------------------------------
                                       Name: Bruce P. Garren
                                             -----------------------------------
                                       Title: Corporate V.P. and General Counsel
                                              ----------------------------------



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE I

                                 CVX-300 LASERS

No.           Serial Number                  Location of Laser
---           -------------                  -----------------
 1                1478           United States Surgical Corporation, Norfolk

 2                1484           United States Surgical Corporation, Norfolk

 3                1491           United States Surgical Corporation, Norfolk, CT

 4                1494           United States Surgical Corporation, Norfolk, CT

 5                1495           United States Surgical Corporation, Norfolk, CT

 6                1496           United States Surgical Corporation, Norfolk, CT

 7                1497           United States Surgical Corporation, Norfolk, CT

 8                1498           United States Surgical Corporation, Norfolk, CT

 9                1499           United States Surgical Corporation, Norfolk, CT

10                79600          United States Surgical Corporation, Norfolk, CT

11                79601          United States Surgical Corporation, Norfolk, CT

12                79602          United States Surgical Corporation, Norfolk, CT

13                79603          United States Surgical Corporation, Norfolk, CT

14                79605          United States Surgical Corporation, Norfolk, CT

15                79606          United States Surgical Corporation, Norfolk, CT









[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE

BAXTER HEALTHCARE CORPORATION, a Delaware        )
Corporation; LASERSIGHT PATENTS, INC., a Delaware)
corporation; and ACCULASE CORPORATION, a         )
California corporation                           )   Civil Action No. 99-512 RRM
                                                 )
                  Plaintiffs,                    )
                                                 )
                  v.                             )
                                                 )
THE SPECTRANETICS CORPORATION, a Delaware        )
corporation                                      )
                                                 )
                  Defendant.                     )
                                                 )
                                                 )
                                                 )
-------------------------------------------------

                       STIPULATED DISMISSAL WITH PREJUDICE

         Plaintiffs Baxter Healthcare Corporation, and LaserSight Patents, Inc. and defendant The Spectranetics Corporation, having settled their differences, hereby stipulate, through their respective counsel, to the dismissal with prejudice of all claims and counterclaims pending herein, and that the above-captioned court shall retain jurisdiction to enforce this settlement. Each party hereto is to bear its own attorneys fees and costs.

October ___, 2000                POTTER ANDERSON & CORROON LLP

                                 By: /s/ Richard L. Horwitz
                                     -----------------------------------------
                                             Richard L. Horwitz (#2246)
                                 Hercules Plaza
                                 1313 North Market Street
                                 Post Office Box 951
                                 Wilmington, Delaware 19899-0957
                                 (302) 984-6000

                                 Attorneys For Plaintiffs and
                                 Counter-Defendants Baxter Healthcare
                                 Corporation and

October 27, 2000                 MORRIS NICHOLS ARSHT & TUNNELL

                                 By:  /s/ Donald F. Parsons Jr.
                                     -----------------------------------------
                                     Donald F. Parsons Jr. (437)
                                     1201 N. Market St. P.O. Box 1347
                                     Wilmington, DE 19899-1347
                                     (302) 575-7274

                                 Attorneys For Plaintiff and Counter-Defendant LaserSight Patents, Inc.


October 27, 2000                 MORRIS JAMES HITCHENS & WILLIAMS LLP

                                 By: /s/ Richard D. Kirk
                                     -----------------------------------------
                                     Richard D. Kirk (#922)
                                     222 Delaware Avenue
                                     P.O. Box 2306
                                     Wilmington, Delaware 19801
                                     (302) 888-6800

                                 Attorneys For Defendant and Counterclaimant
                                 The Spectranetics Corporation


                                    DISMISSAL

         Upon the consent of the parties and good cause appearing therefor, THIS CASE IS HEREBY DISMISSED WITH PREJUDICE. The Court shall retain jurisdiction for the limited purpose of enforcing the terms of the settlement agreement.

October ___, 2000                /s/ Roderick R. McKelvie
                                 -----------------------------------------------
                                 Hon. Roderick R. McKelvie
                                 United States District Judge